

Ensysce™ biosciences

Improving Prescription Drug Safety Through Chemistry

NASDAQ: ENSC

Investor Presentation

January 2023

Disclaimer

Ensysce's PF614 and nafamostat are currently in clinical and pre-clinical trials, involving both the TAAP platform and MPAR platform. Accordingly, PF614 and nafamostat have the risks and uncertainties inherent in any drug in trial-phase, which include, but are not limited to, a failure to show sufficient efficacy to obtain FDA approval, the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed herein and the possibility that presently unknown safety risks may occur. The statements made concerning PF614, nafamostat, TAAP and MPAR are subject to the complete set of risks set forth in the Risk Factors disclosure found in the Company's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022.

Forward Looking Statements

Statements contained in this presentation that are not purely historical may be deemed to be forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. Without limiting the foregoing, the use of words such as "may," "intends," "can," "might," "will," "expect," "plan," "believe" and other similar expressions are intended to identify forward-looking statements. The product candidates discussed are in clinic and not approved and there can be no assurance that the clinical programs will be successful in demonstrating safety and/or efficacy, that Ensysce will not encounter problems or delays in clinical development, or that any product candidate will ever receive regulatory approval or be successfully commercialized. All forward-looking statements are based on estimates and assumptions by Ensysce's management that, although Ensysce believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Ensysce expected. In addition, Ensysce's business is subject to additional risks and uncertainties, including among others, the initiation and conduct of preclinical studies and clinical trials; the timing and availability of data from preclinical studies and clinical trials; expectations for regulatory submissions and approvals; potential safety concerns related to, or efficacy of, Ensysce's product candidates; the availability or commercial potential of product candidates; the ability of Ensysce to fund its continued operations, including its planned clinical trials; the dilutive effect of stock issuances from fundraising; and Ensysce's and its partners' ability to perform under their license, collaboration and manufacturing arrangements. These statements are also subject to a number of material risks and uncertainties that are described in Ensysce's most recent Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it was made. Ensysce undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required under applicable law.

Ensysce Overview – Platform Technology

Who we are

Clinical-stage biotech company with mission to improve drug safety to reduce abuse and overdose.

Using 2 Core Technology Platforms

TAAP™
Trypsin Activated Abuse Protection

MPAR™
Multi-Pill Abuse Resistance: Combination Products for Overdose Protection

Immediate Focus – Severe Pain

Delivering Next Generation opioid products

– strong efficacy with less abuse and overdose.

NASDAQ: ENSC

Shares Outstanding	2.8M
Shares Public Float	2.3M
Nasdaq Listed	July 2021
Headquarters	La Jolla, CA

As of November 7, 2022



TAAP™ and MPAR™

Improving Drug Performance and Safety Through Chemistry

Ensysce™ biosciences





TAAP™		MPAR™	
Trypsin Activated Abuse Protection		Multi-Pill Abuse Resistance: Combination Products for Overdose Protection	
ANTI-ABUSE	Reduce ability to tamper with drug product to abuse.	**COMBINATION**	Trypsin inhibitor, nafamostat, added to TAAP products.
PROTECTIVE	Trypsin TURNS ON RELEASE only in small intestine.	**SMART**	TURNS OFF RELEASE only with overdose.
CONTROLLABLE	Chemically able to provide immediate or extended-release products.	**UNIQUE**	Platform based on trypsin control of activation and release.
PERFORMANCE	TAAP™ to improve product delivery .	**VAST APPLICABILITY**	TAAP™ and MPAR™ can be applied to numerous drug classes.

Prescription Drug Abuse: a Health Crises in America

Pain & ADHD Drugs are Most Abused in America*





Pain

ADHD

Substance Abuse is the Nation's #1 Health Problem

– Department of Justice

107,000 Overdose Deaths in 2021

- National Institute for Health Care Management (NIHCM)

*HHS Publication No. PEP20-07-01-001 2020;
*https://www.aspenridgerecoverycenters.com/most-abused-prescription-drugs/

Dueling Crises: Pain vs Abuse and Overdose

Pain is a Leading Cause of Doctor Visits

35 Million Americans in Severe Pain

10 Million Misuse Opioids

153 million Rx in USA



Severe Pain is #1 fear in Cancer Patients

https://drugabusestatistics.org/opioid-epidemic/
https://www.cnn.com/2022/12/14/health/drug-overdose-deaths-slowing/index.html

The Ensysce Solution

The Next Generation of Opioids for Strong Pain Relief

Ensysce™ biosciences

- ✓ New class of opioid
- ✓ Low abuse – reassurance to patients
- ✓ Low overdose risk, first time ever



3400 B.C.

Originally identified



1900s

Pharmaceuticals

Immediate release opioids



1990s

Abuse Deterrent Formulations (ADFs)

Extended-release formulations claimed to reduce abuse and addiction



2020s

TAAP™ and MPAR™

Immediate and extended-release chemistry to deliver pain relief when needed

The Ensysce Difference

Ensysce™ biosciences

PF614
Bioequivalent to OxyContin[1]

- **Longer Pain Relief - True 12-hour Half-Life**
- **Ease of Swallowing - Can Dissolve in Water[2]**
- **Can Be Taken with or without Food[3]**
- **Difficult to Manipulate**
- **Blocks Opioid Release if Inhaled/ Injected**
- **Overdose Protection can be Added – Unique to Industry**

1) Clinical support; Potential 505(b)(2) path
2) Retaining Abuse Deterrence
3) Compared to Xtampza

Diversified Pipeline


DISCOVERY IND
PHASE 1
PHASE 2
PHASE 3
PAIN Platform
PF614
PF614-MPAR™
PF329
ADHD Platform
PF8001 ER
PF8026 IR
Respiratory Platform
Nafamostat*

TAAP and MPAR™ platforms with 505(b)(2) regulatory development path; *Nafamostat in development for MPAR, infections and respiratory diseases.
ER = Extended Release, IR = Immediate Release



PF614 for severe pain - 'TAAP' oxycodone

PF614 for Severe Pain

Strong Efficacy – Less Abuse

Ensysce™ biosciences

PAIN



PF614

✓ TAAP™ Prodrug

➢ Delivers potent pain relief – equivalent to Oxycontin with reduced abuse potential

✓ Fast Track granted

✓ 505(b)(2)

➢ Shortened path to registration

RELIEF



Pain Relief Delivery by TAAP

Two-Step Release Process

Chemical modification
Allowing either immediate or extended release

Only activated by trypsin
Opioid not released by chewing, injecting or snorting

Not altered by manipulation
Difficult to extract opioid


opioid + linker : amino acid
STEP 1
ACTIVATION
1
+ trypsin
Trypsin exists in the gut only
opioid + linker
amino acid
2
+ time
STEP 2
RELEASE
opioid
linker
Active drug absorption
chemically designed release timing
T = 1 to 6 hours
Fast = IR (immediate release)
Slow = ER (extended release)

PF614 Delivery Profile

Equivalent to OxyContin

Ensysce™ biosciences

TAAP™ Preclinical Data

- PF614 chemically releases oxycodone with the same extended release (ER) profile as OxyContin
- The same release profile demonstrates that PF614 will achieve similar pain relief as OxyContin

Blood Concentration of Opioid Vs. Time



Oxycodone mean concentration (ng/mL)
200
150
100
50
0
Untampered OxyContin dog 20 mg
PF614 dog 9 mg
0
2
4
6
8
10
12
Time (hr)

Ref: Kirkpatrick DL et al., J Opioid Manag 2017;13(1):39-49

PF614 Cannot be Manipulated to Change Delivery

PF614 Release Profile Does Not Change

Ensysce™ biosciences

TAAP™ Preclinical Data

- **PF614**, even when crushed, releases oxycodone slowly in the blood, thereby reducing the large Cmax which leads to reduced 'drug liking'.
- The study demonstrated the significant difference between the manipulated PF614 versus manipulated (crushed) **OxyContin**

Blood Concentration of Opioid Vs. Time



CRUSHED OxyContin 20 mg
CRUSHED PF614 9 mg
Oxycodone mean concentration (ng/mL)
200
150
100
50
0
2
4
6
8
10
12
Time (hr)

Ref: Kirkpatrick DL et al., J Opioid Manag 2017;13(1):39-49

PF614-101 Clinical Data

Designed for Longer-Lasting Pain Relief

Oxycodone Concentration in Blood vs. Time following PF614 administered as oral solution



Max blood levels reached @ 4–6h across all cohorts
Dose / n / Naltrexone / meal
15 mg / 21 / no / fasted
15 mg / 22 / yes / fasted
25 mg / 6 / yes / fasted
50 mg / 6 / yes / fasted
100 mg / 6 / yes / fasted
200 mg / 6 / yes / fasted
200 mg / 8 / yes / high-fat
Oxycodone mean concentration (ng/mL)
100
80
60
40
20
0
0
6
12
18
24
30
36
Time (hr)

TAAP: HUMAN CLINICAL DATA

Oxycodone half life

TAAP™: CLINICAL DATA



40
30
20
10
0
PF614
Half Life = 12.7 hr
OxyContin
Half Life = 7.6 hr

PF614 provides good safety profile, efficient conversion to oxycodone and longer half-life than OxyContin.

PF614 Development Plans

Clinical Development for Acute Pain Setting – update study numbers



PF614-102
BE
PF614-103
HAP
Nasal
PF614-104
HAP
Oral
PF614-201
POC
Initiation
PF614-301
Phase 3
Initiation
PF614-302
Phase 3b
Initiation
PF614
NDA
2022
2023
2024
2025

POC	Proof of concept study exploring onset of PF614 pain relief
Phase 3	Phase 3 efficacy studies in soft tissue and bony tissue surgeries

Bold text: Completed and current studies

Non-bold text: Planned studies



PF614-MPAR

TAAP oxycodone with overdose protection

MPAR™ Mechanism of Action

Ensysce™ biosciences

Combination Product With Dose-Triggered Overdose Protection

MPAR™ Combination Product Legend:



TAAP–enabled opioid

Trypsin Inhibitor

PRESCRIBED DOSE

Delivers pain relief as needed



Trypsin activation releases free and active drug product

DOSE THRESHOLD

EXCESS DOSE





ACCIDENTAL OVERDOSE

MPAR™ begins to inhibit trypsin, 'turning off' activation of TAAP and limiting opioid release.

EXCESS MPAR DOSE

Trypsin Activation blocked / overdose averted

MPAR™ is only triggered by an overdose

PF614-MPAR™

Blocks Activation of PF614 and Oxycodone Release if Overdosed

Without MPAR™

PF614 with<u>out</u> nafamostat



Oxycodone mean concentration (ng/mL)
25
20
15
10
5
0
0
4
8
12
16
20
24
Time (hr)
10 dose units
6 dose units
3 dose units
1 dose units

With MPAR™

PF614 with nafamostat



Oxycodone mean concentration (ng/mL)
25
20
15
10
5
0
0
4
8
12
16
20
24
Time (hr)

TAAP + MPAR™: PRECLINICAL DATA

in rats n=4 / dose

PRE-CLINICAL MPAR SUPPORT DATA

- Combination product of PF614 with an ultrapotent trypsin inhibitor, nafamostat
- Taken at prescribed doses there is no change in oxycodone release from PF614
- With increasing dose unit administration, increasing amounts of nafamostat blocks trypsin activation of PF614 and prevents opioid overdose
- PF614-MPAR™ entered Phase 1 clinical trial in December 2021
- **Human Data demonstrating overdose protection reported in May 2022**

PF614-MPAR Development Plans

Clinical Development for Overdose Protection – look at study numbers


PF614-MPAR-101
Initial data
PF614-MPAR-101
Part 2 Data
PF614-MPAR-101
Part 3 initiation
PF614-MPAR-101
Part 3 Data
PF614-MPAR-101
FDA meeting
PF614-MPAR-102
MAD
PF614-MPAR-201
Efficacy
PF614-MPAR-301
Efficacy
2022
2023
2024
2025

Bold text: Current Studies
Non-bold text: Planned studies

Milestones 2022-2023

STUDY	OUTCOME	SIGNIFICANCE
PF614-102	Bioequivalence study **Positive bioequivalence data: July 2022**	**505(b)(2) Regulatory path possible**
PF614-103	*Nasal* Human Abuse Potential (HAP) study **Positive topline data reported Nov 2022**	**Abuse-deterrent labeling possible**
PF614-MPAR-101	PF614 nafamostat combination **Positive PK data to define drug product**	**First overdose-protected prescription opioid**
PF614-104	*Oral* Human abuse potential study **Study recruitment completed Dec 2022**	**Abuse-deterrent labeling possible; data expected H1 2023**

Opportunities with TAAP™

Improving Drug Delivery Through Collaborations

Ensysce™ biosciences

TAAP™ Chemical Modification Attributes:

- Reaches the gastrointestinal tract/epithelial cells intact
- Chemistry controlled GI delivery for 'Immediate' or 'Extended-Release'
- Improves aqueous solubility
- Enhances the drug's permeation through the epithelial lining

Opportunity:

Our TAAP™ platform enables new chemical entity (NCE) solutions that allow our collaborators to obtain new patents and extend market positions, revitalize approved medications and repurpose approved medications for the benefit of patients and care givers.

Ensysce™ biosciences

Cash Resources

$4.5M
Cash
as of 9/30/22*

$5.9M
Grant Funding Available
as of 9/30/22

$4.1M
Financing Gross Proceeds
12/07/22*

NIH support

2018

Ensysce received $11+M to progress MPAR™

Final year of four-year award received to undertake the **pre-clinical and clinical development** of the overdose protection platform MPAR™ (Multi Pill Abuse Resistance).

NIDA grant

2019

NIDA awarded Ensysce up to $15M grant to progress TAAP/MPAR™ for OUD

Five-year award to undertake the **pre-clinical and clinical development** of the company's TAAP and MPAR™ for treatments of Opioid Use Disorder.

*Additional cash proceeds required in Q1 2023

Ensysce™ biosciences

Management Team

Highly Motivated, Experienced Team with Proven Record



D. Lynn Kirkpatrick, PhD

Chief Executive Officer

- Co-founded 2 start up companies
- Developed three targeted small molecule oncology drugs from discovery to clinic
- Experience in private and public company raising funds from private, public and government sources



David Humphrey, CPA

Chief Financial Officer

- Extensive experience in entrepreneurial environments
- Multiple equity and debt financing, including IPOs
- Focused on financial infrastructure, internal controls with merger and acquisition strategies



Geoff Birkett

Chief Commercial Officer

- Large pharma leadership experience
- Launched 5 major market-leading brands, including:
  - Nicorette
  - Prozac
  - Seroquel
  - Zomig



Linda Pestano, PhD

Chief Development Officer

- Experienced in the design of pre-clinical programs focused on building IND-enabling data packages for lead candidate compounds intended for the treatment or diagnosis of cancer and inflammatory diseases
- PhD in Immunology from Tufts, Postdoctoral Research at Dana Farber, Harvard Medical School



Richard Wright, MBA

Chief Business Officer

- Background in Intellectual Property monetization, banking, venture capital
- Co-founder of an immunology biotech company, later sold to private equity



Jeffrey Millard, PhD

Chief Operating Officer

- Industrial experience in CMC (chemistry, manufacturing, and controls)
- 7 IND submissions (CDER, CBER, and IMPDs); directed CMC efforts from discovery, in-licensing to commercial launch
- PhD in Pharmaceutical Sciences from University of Arizona



William K Schmidt, PhD

Chief Medical Officer

- Over 25 years of pharma industry experience, with special emphasis on discovery and development of novel analgesic and narcotic antagonist drugs
- Past President of the Eastern Pain Association, affiliate of the American Pain Society

Clinical Advisory Board

Pain, Addiction and Abuse Expertise



Dr. Lynn Webster

Dr. Webster has dedicated more than three decades to becoming an expert in the field of pain management



Dr. Jeffrey Gudin

Dr. Gudin is Faculty Dept of Anesthesiology/Pain Management, Univ of Miami, and Co-Editor of Practical Pain Management.



Dr. Richard Dart

Dr. Dart is the Director of the Rocky Mountain Poison and Drug Center and specializes in emergency medicine and toxicology.



Dr. William Schmidt

Over 25 years of pharma industry experience, with special emphasis on discovery/development of novel analgesic and narcotic antagonist drugs

Board of Directors

Business, Finance, Healthcare & Regulatory Expertise



Dr. Lynn Kirkpatrick

Career focused on novel drug discovery and development



Dr. Bob Gower

Seasoned Executive and Entrepreneur



Andrew Benton

President Emeritus of Pepperdine University



William Chang

Entrepreneur, Realty Company & Movie executive



Dr. Adam Levin

Academic and clinical orthopedic surgeon at Johns Hopkins Univ.



Steve Martin

Experienced Senior Executive and Chief Financial Officer



Dr. Curtis Rosebraugh

Extensive FDA drug approval experience



Lee Rauch

Experienced CEO and Strategy Advisor

Ensysce Investment Highlights

Ensysce™ biosciences

- **Clinical-stage biotech company -** transformative trypsin-controlled chemistry.
- **Two highly novel technology platforms** to control delivery of prescription drugs.
- **Targeted therapy areas** focus on products with blockbuster potential.
- **Shortened development** with Fast Track and 505(b)(2) regulatory pathway, **de-risked with positive clinical data showing the technology works**.
- **Lead product (PF614)** in Phase 2 trial – New Chemical Entity (NCE)
- **Strong global patent estate**
- **Highly experienced management team -** broad biopharma background, from drug development to commercialization.



TAAP™

Anti-abuse chemistry



MPAR™

Overdose protection

Ensysce™ biosciences

7946 Ivanhoe Avenue, Ste 201, La Jolla, CA 92037

Investor Relations

Shannon Devine
MZ North America
203-741-8811
ENSC@mzgroup.us

www.ensysce.com





Appendix



Ensysce™ biosciences

PF614
Data Updates

PF614-102 MAD/BE

Multi-Ascending Dose Study

Ensysce™ biosciences

A Phase 1b, Randomized, 2-Part Single-Center Study to Evaluate the Pharmacokinetics and Safety of Multiple-Ascending Oral Doses of PF614 and the Food Effect and Bioavailability/Bioequivalence of Single Oral Doses of PF614 Relative to OxyContin in Healthy Adult Subjects

The primary objectives of the study are:
To assess the safety, tolerability and pharmacokinetics of intact prodrug, PF614, as well as oxycodone,

Administration
MAD: Oral twice daily (BID) doses for 5 days to groups of healthy adult subjects, naltrexone blocked randomized 3:1 PF614 to OxyContin. N=24

BE: Single oral dose of PF614 100 mg or OxyContin 40 mg under fasted and fed (high fat meal) conditions.
N=60 to complete 4 conditions.

PF614-102 MAD

Pharmacokinetics (PK): oxycodone release from PF614 or OxyContin



Oxycodone from 50, 100 and 200 mg PF614 n= 6
first 12 hours
PF614 50 mg Solution
PF614 100 mg Solution
PF614 200 mg (2 x 100 mg capsules)
Oxycodone (ng/mL)
Hours
0
10
20
30
40
50
60
70
80
90
100
110
120
0
1
2
3
4
5
6
7
8
9
10
11
12



Oxycodone from 20, 40 and 80 mg OxyContin n=2
first 12 hours
OxyContin 20 mg
OxyContin 40 mg
OxyContin 80 mg
Oxycodone (ng/mL)
Hours
0
10
20
30
40
50
60
70
80
90
100
110
120
0
1
2
3
4
5
6
7
8
9
10
11
12

PF614-102 BE

PK: Oxycodone from OxyContin or PF614 C_{max} Fasted or Fed



Mean
Median
Individual Values
BE
BE
Oxycodone
C_{max} ng/mL
120
110
100
90
80
70
60
50
40
30
20
10
0
100 mg PF614 Fasted
100 mg PF614 fed
40 mg OxyContin Fasted
40 mg OxyContin Fed
Treatment

PF614-102 BE

PK: Oxycodone from OxyContin or PF614 AUC_{0-inf} Fasted or Fed

Ensysce™ biosciences



Mean
Median
Individual Values
BE
BE
BE
1500
1350
1200
1050
900
750
600
450
300
150
0
Oxycodone
AUC0-inf h*ng/mL
100 mg PF614 Fasted
100 mg PF614 fed
40 mg OxyContin Fasted
40 mg OxyContin Fed
Treatment

PF614-102

SAFETY: PF614 and OxyContin produce similar Adverse Events

Part A: Table of Adverse Events

	PF614 50 mg n=6 n (%)	OxyContin 20 mg n=2 n (%)	PF614 100 mg n=6 n (%)	OxyContin 40 mg n=2 n (%)	PF614 200 mg n=6 n (%)	OxyContin 80 mg n=2 n (%)
Total subjects with at least 1 TEAE*	2 (33.3)	1 (50.0)	1 (16.7)	1 (50.0)	6 (100.0)	2 (100.0)

Part B: Table of Adverse Events

	PF614 fasted 100 mg n=58 n (%)	OxyContin fasted 40 mg n=59 n (%)	PF614 fed 100 mg n=58 n (%)	OxyContin fed 40 mg n=58 n (%)
Total subjects with at least 1 TEAE*	14 (24.1)	12 (20.3)	12 (20.7)	9 (15.9)

* **Treatment Emergent Adverse Events**: Vertigo, Photophobia, Nausea, Constipation, Diarrhea, Vomiting Urinary Tract infection, Tooth fracture, Decreased appetite, Dizziness, Headache, Depressed mood, Rhinorrhoea, Dermatitis, fall



PF614-MPAR Data Updates

PF614-MPAR-101

MPAR CLINICAL DATA: PF614 (25 mg) with and without nafamostat (10 mg)

A Single Dose Study to Evaluate the Pharmacokinetics of Oxycodone and PF614 when PF614 Solution is Co Administered with Nafamostat, as an Immediate Release Solution and/or Extended Release (ER) Capsule Formulations in Healthy Subjects

The primary objectives of the study are:
To assess the pharmacokinetics (PK) of oxycodone, when PF614 solution is administered alone and with nafamostat as an immediate-release (IR) solution and/or extended-release (ER) capsule prototypes

Administration
Single oral dose of PF614 (25 mg) with or without Nafamostat IR/ER or a combination (10 mg total) to groups of healthy adult subjects

Cohort 1

PF614 25 mg n = 8

PF614 25 mg and **nafamostat** 10 mg n = 6

PF614-MPAR-101

PF614 (25 mg) with and without IR nafamostat (10 mg)

First Demonstration of Human Overdose Protection:



Average Systemic **Oxycodone** after
25 mg Oral PF614 with/without 10 mg Nafamostat
Oxycodone (ng/mL)
hours
Oxycodone from PF614 alone
Reduced Oxycodone from PF614 & nafamostat
With Nafamostat
Without Nafamostat



Average Systemic **PF614** after
25 mg Oral PF614 with/without 10 mg Nafamostat
PF614 (ng/mL)
hours
PF614 absorption increased when trypsin activation blocked: PF614 & nafamostat
Plasma PF614 from PF614 alone
With Nafamostat
Without Nafamostat

NEXT STEPS: Optimization of PF614 + nafamostat combination product = **MPAR**

Ensysce™ biosciences

PF614-MPAR-101

PF614 (25 mg) with and without formulated nafamostat (10 mg)

Improved Overdose Protection with Formulated Nafamostat:



Average Systemic Oxycodone after
25 mg Oral PF614 with or without Nafamostat
2.5 mg 80:20 Beads / 7.5 mg IR Solution
Oxycodone (ng/mL)
18
16
14
12
10
8
6
4
2
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48
hours
With Nafamostat
Without Nafamostat
Oxycodone from PF614 alone
Blocked release of Oxycodone: PF614 & nafamostat



Average Systemic PF614 after
25 mg Oral PF614 with or without Nafamostat
2.5 mg 80:20 Beads / 7.5 mg IR Solution
PF614 (ng/mL)
18
16
14
12
10
8
6
4
2
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48
hours
With Nafamostat
Without Nafamostat
PF614 absorption increased when trypsin activation blocked: PF614 & nafamostat
Plasma PF614 from PF614 alone